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                       Supplement dated November 11, 1999
                       to the Prospectus dated May 1, 1999
                         as supplemented August 11, 1999
                            of OCC Accumulation Trust


     OpCap Advisors, the investment adviser to the Fund (the "Manager"), is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company, a subsidiary of PIMCO Advisors. PIMCO Partners, G.P. is the sole general partner of PAH.

     On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including OpCap Advisors (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000.

     Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

     Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Fund's Portfolios would generally be precluded from effecting principal transactions with the Affiliated Brokers, and each Portfolio's ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that


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the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the ability of the Portfolios to take advantage of market opportunities, or the overall performance of the Portfolios.

     The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, and other conditions customary to transactions of this kind.

     This Prospectus will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.